EXHIBIT 99.1
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                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Strategic Capital Resources, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), we, David Miller, the Chief Executive Officer, and Cary Greenberg, the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 23 , 2002                  s/David Miller
                                           -------------------------------------
                                           Chief Executive Officer


Dated: December 23, 2002                   s/ Cary Greenberg
                                           -------------------------------------
                                           Chief Financial Officer